Exhibit 10.2

WAIVER AND AMENDMENT AGREEMENT

DATED AS OF APRIL 30, 2013

Reference is made to the Credit Agreement, dated as of December 28, 2012, (the “Credit Agreement”) among The PrivateBank and Trust Company, as Administrative Agent and Co-Lead Arranger, (“The PrivateBank”), the other financial institutions party to the Credit Agreement (together with The PrivateBank, the “Lenders”) and Primoris Services Corporation, a Delaware corporation, (the “Borrower”).  Any terms not defined herein shall have the meanings set forth in the Credit Agreement.

RECITALS

WHEREAS, the Borrower is the sole shareholder of Onquest Heaters, Inc., a Delaware corporation (“Onquest Heaters”);

WHEREAS, Section 10.9 of the Credit Agreement requires that the Borrower provide to the Administrative Agent within 30 days of the date of the Credit Agreement evidence satisfactory to the Administrative Agent that Onquest Heaters has been dissolved.  The Borrower did not dissolve Onquest Heaters as required by the Credit Agreement and, as a result, an Event of Default exists under the Credit Agreement (the “Onquest Heaters Event of Default”);

WHEREAS, the Lenders have agreed to waive the Onquest Heaters Event of Default and have agreed to a limited waiver of Section 10.9 of the Credit Agreement conditioned upon the addition of Onquest Heaters as a Guarantor and the execution by Onquest Heaters of a Joinder to the Guaranty and Collateral Agreement within fourteen (14) days of the date of this Waiver and Amendment Agreement;

WHEREAS, the Borrower is the sole shareholder of Primoris Energy Services Corporation, a Texas corporation (“Primoris Energy Services”).  Primoris Energy Services consummated an Acquisition pursuant to the Asset Purchase Agreement dated March 8, 2012 (the “Purchase Agreement”) with Force Specialty Services, Inc., a Texas corporation (“Force Specialty Services”).  The Acquisition of Force Specialty Services does not constitute a Permitted Acquisition under the Credit Agreement and, as a result, an Event of Default exists under Section 11.5 and Section 11.11 of the Credit Agreement (the “Force Acquisition Event of Default”);

WHEREAS, Section 10.9 of the Credit Agreement requires that within 30 days of the acquisition of a Subsidiary, the Borrower shall ensure that the Obligations under the Loan Documents are secured by a first priority perfected Lien in favor of the Collateral Agent on certain of the assets of such acquired Subsidiary and shall ensure that the Obligations are guaranteed by such acquired Subsidiary.  The Borrower did not comply with Section 10.9 as described herein and, as a result, an Event of Default exists under the Credit Agreement (the “New Subsidiary Event of Default” and together with the Force Acquisition Event of Default, the “Force Events of Default”);

WHEREAS, the Lenders have agreed to waive the Force Events of Default and have agreed to a limited waiver of Section 10.9 of the Credit Agreement conditioned upon the addition of Force Specialty Services as a Guarantor and the execution by Force Specialty Services of a Joinder to the Guaranty and Collateral Agreement within fourteen (14) days of the date of this Waiver and Amendment Agreement; and

WHEREAS, the Lenders have also agreed to amend the definition of Permitted Acquisition in Section 1.1 of the Credit Agreement in order to create flexibility for the Borrower in the event that  consideration for an acquisition is less than $10,000,000;

In consideration of the mutual agreements herein contained, the Lenders, the Borrower, Onquest Heaters and Force Specialty Services hereto agree as follows:

SECTION A.                       LIMITED WAIVER OF CREDIT AGREEMENT; WAIVER OF ONQUEST HEATERS EVENT OF DEFAULT; ADDITION OF ONQUEST HEATERS AS GUARANTOR

A-1.                         Effective as of the date of this Waiver and Amendment Agreement, the Lenders hereby (i) waive, on a limited basis, that portion of Section 10.9 of the Credit Agreement requiring the dissolution of Onquest Heaters and (ii) waive the Onquest Heaters Event of Default.

A-2.                         Notwithstanding the foregoing, Onquest Heaters hereby agrees to become a party to the Guaranty and Collateral Agreement and agrees to execute a Joinder to the Guaranty and Collateral Agreement (a form of which is attached hereto as EXHIBIT A) within fourteen (14) days of the date of this Waiver and Amendment Agreement.

SECTION  B.                    LIMITED WAIVER OF CREDIT AGREEMENT; WAIVER OF FORCE EVENTS OF DEFAULT; ADDITION OF FORCE SPECIALTY SERVICES AS GUARANTOR

B-1.                         Effective as of the date of this Waiver and Amendment Agreement, the Lenders hereby (i) waive, on a limited basis, the requirements contained in the definition of Permitted Acquisition in Section 1.1 of the Credit Agreement and waive, on a limited basis, those portions of Section 11.5 and Section 11.11 pertaining to a Permitted Acquisition to allow for the acquisition by Primoris Energy Services Corporation of Force Specialty Services and (ii) waive the Force Events of Default.

B-2.                         Notwithstanding the foregoing, Force Specialty Services hereby agrees to become a party to the Guaranty and Collateral Agreement and agrees to execute a Joinder to the Guaranty and Collateral Agreement (a form of which is attached hereto as EXHIBIT A) within fourteen (14) days of the date of this Waiver and Agreement.

SECTION C.                       AMENDMENT TO CREDIT AGREEMENT

C-1.                         Subject to the requirements of Section D herein, the Lenders and the Borrower hereby agree to amend and restate the definition of Permitted Acquisition in its entirety in Section 1.1 of the Credit Agreement as follows:

Permitted Acquisition means any Acquisition by Borrower or any Loan Party where:

(A) the business or division acquired are for use, or the Person acquired is engaged, in the construction and engineering businesses engaged in by the Loan Parties on the date hereof or otherwise as required to preserve compliance with Section 11.5;

(B) immediately before such Acquisition, and as a consequence of such Acquisition, no Default or Event of Default shall exist;

(C) immediately after giving effect to such Acquisition, the Company is in compliance, on a pro forma basis, with the financial covenants set forth in Section 11.14 herein;

(D) immediately after giving effect to such Acquisition, Debt to EBITDA on a pro forma basis is less than 1.75x;

(E) in the case of the Acquisition of any Person, the board of directors or similar governing body of such Person has approved such Acquisition;

(F) within 30 days following such Acquisition, the Administrative Agent and the Collateral Agent shall have received complete execution copies of each material document, instrument and agreement to be executed in connection with such Acquisition together with all lien search reports and lien release letters and other documents as the Administrative Agent and/or the Collateral Agent may require to evidence the termination of Liens on the assets or business to be acquired;

(G) not less than ten Business Days prior to such Acquisition, Administrative Agent shall have received an acquisition summary with respect to the Person and/or business or division to be acquired, such summary to include a reasonably detailed description thereof (including financial information) and operating results (including financial statements for the most recent 12 month period for which they are available and as otherwise available), the terms and conditions, including economic terms, of the proposed Acquisition, and Borrower’s calculation of Pro Forma EBITDA, and a pro forma balance sheet of Borrower taking into account the effect of any proposed Acquisition on the most recent quarterly balance sheet per the Compliance Certificate of the Borrower, provided that with respect to any Acquisition the consideration for which is less than $10,000,000, the Borrower may deliver the foregoing promptly when available and, in any event, within forty-five (45) days following the end of each fiscal quarter along with the delivery of a copy of the management prepared consolidated financial statements of the Borrower and the Subsidiaries as required pursuant to Section 10.l.1 of the Credit Agreement;

(H) Administrative Agent shall have approved the Borrower’s computation of Pro Forma EBITDA, provided that the foregoing shall not be required in respect of Acquisitions the consideration for which is less than $10,000,000;

(I) to the extent requested by the Administrative Agent, consents have  been obtained in favor of Collateral Agent, the Administrative Agent and the Lenders to the collateral assignment of rights and indemnities under the related acquisition documents and opinions of counsel for the Loan Parties and (if delivered to the Loan Parties) the selling party in favor of the Collateral Agent, the Administrative Agent and the Lenders have been delivered, provided that the foregoing shall not be required in respect of Acquisitions the consideration for which is less than $10,000,000;

(J) the provisions of Section 10.10 have been satisfied, provided that in respect of any Acquisition the consideration for which is less than $10,000,000, within 30 days after the closing of such Acquisition, the Borrower may, as an alternative to the requirements of Section 10.10, execute and deliver documentation reasonably satisfactory to the Lenders establishing control (within the meaning of the UCC) in favor of the Collateral Agent over any Deposit Accounts acquired pursuant to such Acquisition;

(K) simultaneously (or at such other time as is required to comply with the terms of Section 10.9) with the closing of such Acquisition, the target company (if such Acquisition is structured as a purchase of Capital Securities) or the Loan Parties (if such Acquisition is structured as a purchase of assets or a merger and a Loan Party is the surviving entity) executes and delivers to the Collateral Agent, the Administrative Agent and the Lenders the Security Agreement and such documents necessary to grant to the Collateral Agent a Lien in all of the assets (subject to any exceptions in the applicable Security Document) of such target company or surviving company, and their respective Subsidiaries, each in form and substance and with such perfection and priority as is satisfactory to the Collateral Agent, the Administrative Agent and the Lenders and, in the event of an Acquisition structured as a purchase of Capital Securities, the issuer, unless such issuer is a CFC, of such Capital Securities becomes a party to the Guaranty and Collateral Agreement as a Guarantor thereunder, in accordance with the terms thereof;

(L) if the Acquisition is structured as a merger involving the Borrower, the Borrower is the surviving entity, or if the Acquisition is structured as a merger involving a Guarantor, a Guarantor is the surviving entity; and

(M) Administrative Agent shall have received a summary of sources and uses of funds for any Acquisition at the time of the consummation of such Acquisition, provided that with respect to any Acquisition the consideration for which is less than $10,000,000, the Borrower may deliver the foregoing promptly when available and, in any event, within forty-five (45) days following the end of each fiscal quarter along with the delivery of a copy of the management prepared consolidated financial statements of the Borrower and the Subsidiaries as required pursuant to Section 10.l.1 of the Credit Agreement.

SECTION D.                       CONDITIONS OF AMENDMENT

D-1                            Sections A and B of this Waiver and Amendment Agreement shall be effective as of the date first written above.  Section C of this Waiver and Amendment Agreement shall be effective as of the date first written above subject to the receipt by the Collateral Agent of each of the following Documents, all of which must be satisfactory to the Lenders and their counsel in form, substance and execution:

(a)                                 The Waiver and Amendment Agreement duly executed by the Borrower, as well as continued satisfaction of all conditions set forth in the Credit Agreement;

(b)                                 A Counterpart of the Acknowledgement and Consent, a form of which is attached hereto as EXHIBIT B, duly executed and delivered by each of the Guarantors;

(c)                                  A copy of a fully executed amendment to the Note Purchase Agreement that amends the Note Purchase Agreement in the same manner as the Credit Agreement is amended by this Waiver and Amendment Agreement (including Written Consent to this Waiver and Amendment Agreement from the Noteholders under the Note Purchase Agreement with such Written Consent included in the amendment to the Note Purchase Agreement); and

(d)                                 Satisfactory Uniform Commercial Code or other applicable search reports.

D-2                            Within fourteen (14) days of the date of this Waiver and Amendment Agreement, the Borrower must provide the Collateral Agent with each of the following Documents, all of which must be satisfactory to the Lenders and their counsel in form, substance and execution:

(a)                                 Joinders to the Guaranty and Collateral Agreement (a form of which is attached hereto as EXHIBIT A) executed and delivered by Onquest Heaters and Force Specialty Services;

(b)                                 A Perfection Certificate executed by Onquest Heaters and Force Specialty Services;

(c)                                  Updated schedules to the Credit Agreement to include information relative to Onquest Heaters and Force Specialty Services;

(d)                                 For each of Onquest Heaters and Force Specialty Services, such Person’s (a) charter (or similar formation document), certified by the appropriate governmental authority; (b) good standing certificates in its state of incorporation (or formation) and in each other state requested by Administrative Agent; (c) bylaws (or similar governing document); (d) resolutions of its board of directors (or similar governing body) approving and authorizing such Person’s execution, delivery and performance of the Loan Documents to which it is party and the transactions contemplated thereby; and (e) signature and incumbency certificates of its officers executing any of the Loan Documents (it being understood that Administrative Agent and each Lender may conclusively rely on each such certificate until formally advised by a like certificate of any changes therein), all certified by its secretary or an assistant secretary (or similar officer) as being in full force and effect without modification;

(e)                                  Uniform Commercial Code-1 financing statements to perfect the pledge of Collateral of Onquest Heaters and Force Specialty Services to the Collateral Agent recorded in the respective states of incorporation of Onquest Heaters and Force Specialty Services;

(f)                                   opinions in form and substance satisfactory to the Collateral Agent and the Administrative Agent, dated the date hereof, from the General Counsel of the Borrower, pertaining to the matters set forth in this Waiver and Amendment Agreement as the Collateral Agent or the Administrative Agent may reasonably request; and

(g)                                  Such other certificates, financial statements, schedules, resolutions, opinions of counsel and other documents which are provided for hereunder or which the Collateral Agent, the Administrative Agent and the Lenders shall require.

SECTION E.                       MISCELLANEOUS

E-1.                         The Borrower hereby represents to the Collateral Agent, the Administrative Agent and the Lenders that no Event of Default or Unmatured Event of Default or Material Adverse Effect has occurred or is continuing.

E-2.                         The Borrower hereby represents to the Collateral Agent, the Administrative Agent and the Lenders that as of the date hereof, the representations, warranties and covenants set forth in the Credit Agreement are and shall be and remain true and correct in all material respects (except that the financial covenants shall be deemed to refer to the most recent financial statements of the Borrower delivered to the Lenders) and the Borrower is in full compliance with all other terms and conditions of the Credit Agreement.

E-3.             The Borrower confirms its agreement, pursuant to Section 15.5 of the Credit Agreement to pay promptly all reasonable expenses of the Administrative Agent and the Lenders related to this Waiver and Amendment Agreement and all matters contemplated hereby, including, without limitation, all reasonable fees and expenses of counsel to the Lenders.

E-4.             Except as expressly provided herein, the execution, delivery and effectiveness of this Waiver and Amendment Agreement shall not operate as a waiver of any right, power or remedy of any Lender nor constitute a waiver of any provision of the Credit Agreement, any Loan Document or any other document, instrument or agreement executed and delivered in connection with any of the foregoing.

E-5                THIS WAIVER AND AMENDMENT AGREEMENT SHALL BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF ILLINOIS APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

E-6.             The Lenders hereby consent to the execution and delivery of this Waiver and Amendment Agreement and further agree that the Noteholders shall be entitled to rely on the foregoing consent.

E-7.             Except as waived by the foregoing, no other terms of the Credit Agreement and the Guaranty and Collateral Agreement are in any way changed in this Waiver and Amendment Agreement and the aforementioned documents shall continue in full force and effect in accordance with their original terms.  This Agreement may be executed in counterpart, and by facsimile and by the different parties on different counterpart signature pages, which taken together, shall constitute one and the same Agreement.

[Signature Page to Follow]

The parties hereto have caused this Waiver and Amendment Agreement to be duly executed and delivered by their duly authorized officers as of the date first set forth above.

PRIMORIS SERVICES CORPORATION

By:	/s/ Pete Moerbeek
CFO

ONQUEST HEATERS, INC.

By:	/s/ John Perisich
Secretary

FORCE SPECIALTY SERVICES, INC.

By:	/s/ John Perisich
Secretary

THE PRIVATEBANK AND TRUST COMPANY,
as Administrative Agent, Collateral Agent and as a Lender

By:	/s/ John M. O’Connell
Managing Director

THE BANK OF THE WEST,
as Co- Lead Arranger and as a Lender

By:	/s/ Nabil B. Khoury
Vice President

IBERIABANK,
as a Lender

By:	/s/Edgar Santa Cruz
Senior Vice President

Signature Page to Waiver and Amendment Agreement

EXHIBIT A

FORM OF JOINDER TO GUARANTY AND COLLATERAL AGREEMENT

This JOINDER AGREEMENT (this “Agreement”) dated as of [      ] is executed by the undersigned for the benefit of The PrivateBank and Trust Company, as collateral agent (the “Collateral Agent”)for itself, the Lenders and certain Affiliates of the Lenders, and the holders of the Company’s senior secured notes (the “Noteholders”) issued from time to time pursuant to the Note Purchase Agreement  in connection with that certain Guaranty and Collateral Agreement dated as of December 28, 2012 (the “Guaranty and Collateral Agreement”) among Primoris Services Corporation, a Delaware corporation (the “Company”) and each other Person signatory thereto as a Grantor in favor of the Collateral Agent, the Lenders and certain Affiliates of the Lenders and the Noteholders.  Capitalized terms not otherwise defined herein are being used herein as defined in the Guaranty and Collateral Agreement.

Each Person signatory hereto is required to execute this Agreement pursuant to Section 8.16 of the Guaranty and Collateral Agreement.

In consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each signatory hereby agrees as follows:

1.                                      Each such Person assumes all the obligations of a Grantor and a Guarantor under the Guaranty and Collateral Agreement and agrees that such person or entity is a Grantor and a Guarantor and bound as a Grantor and a Guarantor under the terms of the Guaranty and Collateral Agreement, as if it had been an original signatory to such agreement.  In furtherance of the foregoing, such Person hereby assigns, pledges and grants to the Collateral Agent, for its benefit and the benefit of the Creditors, a security interest in all of its right, title and interest in and to all of its the Collateral to secure the Secured Obligations.

2.                                      Schedules 1, 2, 3, 4, 5, 6, 7 [and 8] of the Guaranty and Collateral Agreement are hereby amended to add the information relating to each such Person set out on Schedules 1, 2, 3, 4, 5, 6, 7 [and 8] respectively, hereof.  Each such Person hereby makes to the Collateral Agent and the Creditors the representations and warranties set forth in the Guaranty and Collateral Agreement applicable to such Person and the applicable Collateral and confirms that such representations and warranties are true and correct after giving effect to such amendment to such Schedules.

3.                                      In furtherance of its obligations under Section 5.2 of the Guaranty and Collateral Agreement, each such Person agrees to deliver to the Collateral Agent appropriately complete UCC financing statements (which may, where permitted by law, use language such as “all assets of the Grantor and all proceeds thereof” or such other language as the Collateral Agent deems necessary or appropriate) naming such person or entity as debtor and the Collateral Agent as secured party, and describing its Collateral and such other documentation as the Collateral Agent (or its successors or assigns) may require to evidence, protect and perfect the Liens created by the Guaranty and Collateral Agreement, as modified hereby.  Each such Person acknowledges the authorizations given to the Collateral Agent under the Section 6.1(d) of the Guaranty and Collateral Agreement and otherwise.

4.                                      Each such Person’s address for notices under the Guaranty and Collateral Agreement shall be the address of the Company set forth in the Guaranty and Collateral Agreement and each such Person hereby appoints the Company as its agent to receive notices hereunder.

5.                                      This Agreement shall be deemed to be part of, and a modification to, the Guaranty and Collateral Agreement and shall be governed by all the terms and provisions of the Guaranty and Collateral Agreement, with respect to the modifications intended to be made to such agreement, which terms are incorporated herein by reference, are ratified and confirmed and shall continue in full force and effect as valid and binding agreements of each such person or entity enforceable against such person or entity.  Each such Person hereby waives notice of the Collateral Agent’s and the Administrative Agent’s acceptance of this Agreement.  Each such Person will deliver an executed original of this Agreement to the Collateral Agent and the Administrative Agent.

[add signature block for each new Grantor]

EXHIBIT B

FORM OF ACKNOWLEDGEMENT AND CONSENT

DATED AS OF APRIL 30, 2013

Each of the undersigned, as a Loan Party, hereby acknowledges and consents to the Waiver and Amendment Agreement, of even date herewith, to the Credit Agreement dated as of December 28, 2012, (the “Credit Agreement”) among The PrivateBank and Trust Company, as Administrative Agent and Co-Lead Arranger, the other financial institutions party to the Credit Agreement (together with The PrivateBank, the “Lenders”) and Primoris Services Corporation, a Delaware corporation, and hereby confirms and agrees that the Loan Documents to which each Loan Party is a party are, and shall continue to be, in full force and effect and are hereby confirmed and ratified in all respects.

[Signature Page to Follow]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute this Acknowledgement and Consent as of the date first written above.

PRIMORIS SERVICES CORPORATION	PRIMORIS RENEWABLES, LLC

By:	By:
Title:	Its:

ARB, INC.	ALL DAY ELECTRIC COMPANY, INC.

By:	By:
Title:	Its:

ARB STRUCTURES, INC.	ALASKA CONTINENTAL PIPELINE, INC.

By:	By:
Title:	Its:

CARDINAL CONTRACTORS, INC.	ONQUEST HEATERS, INC.

By:	By:
Title:	Its:

JUNIPER ROCK CORPORATION	BTEX MATERIALS, LLC

By:	By:
Title:	Its:

ONQUEST, INC.	MILLER SPRINGS MATERIALS, L.L.C.

By:	By:
Title:	Its:

STELLARIS LLC	GML COATINGS, LLC

By:	By:
Title:	Its:

JAMES CONSTRUCTION GROUP, L.L.C.	SAXON CONSTRUCTION, INC.

By:	By:
Title:	Its:

ROCKFORD CORPORATION	Q3 CONTRACTING, INC.

By:	By:
Title:	Its:

PRIMORIS ENERGY SERVICES CORPORATION

By:
Title:

[Signature Page to Acknowledgement and Consent]